Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Balanced Fund

On July 12, 2007, Dreyfus Premier Balanced Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $50,000 of a corporate bond issued by Lehman Brothers, Inc. (Hldg 6 7/19/2012, CUSIP No.: 52517P4C2) (the "Bonds") at a purchase price of $99.898 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, Inc.
Calyon Securities USA
ING Financial Markets
Lehman Brothers
Scotia Capital
Williams Capital Group

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Balanced Fund

On August 8, 2007, Dreyfus Premier Balanced Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased \$100,000 of a corporate bond issued by Merrill Lynch & Co. (6.05% 8/15/2012, CUSIP No.: 59018YJ36) (the "Bonds") at a purchase price of \$99.86 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, Inc.
Credit Suisse Securities
HSB Securities
KeyBanc Capital Markets, Inc.
Merrill Lynch
Morgan Keegan & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
Zions Direct

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Balanced Fund

On September 6, 2007, Dreyfus Premier Balanced Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $25,000 of a corporate bond issued by Lowes Companies (5.6% 9/15/2012, CUSIP No.: 548661CM7) (the "Bonds") at a purchase price of $99.831 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

Banc of America Securities LLC
BB&T Capital Markets
BMO Nesbitt Burns
BNP Paribas
BNY Capital Markets, Inc.
Fifth Third Securities
HSBC Securities
JP Morgan Securities
Merrill Lynch & Co.
Morgan Keegan & Co.
Natcity Investments
SunTrust Robison Humphrey
US Bancorp Investments
Wachovia Securities
Wedbush Morgan Securities
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Limited Term Income Fund

On July 12, 2007, Dreyfus Premier Limited Term Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $95,000 of a corporate bond issued by Lehman Brothers, Inc. (Hldg 6 7/8 7/17/2037, CUSIP No.: 524908R44) (the "Bonds") at a purchase price of $99.297 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

Banco Bilbao Vizcaya Argentaria
BNY Capital Markets, Inc.
Citigroup Global Markets
Lehman Brothers
RBC Capital Markets
RBS Greenwich Capital
SunTrust Robinson Humphrey

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Limited Term Income Fund

On September 6, 2007, Dreyfus Premier Limited Term Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $20,000 of a corporate bond issued by Lowes Companies (5.6% 9/15/2012, CUSIP No.: 548661CM7) (the "Bonds") at a purchase price of $99.831 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

Banc of America Securities LLC
BB&T Capital Markets
BMO Nesbitt Burns
BNP Paribas
BNY Capital Markets
Fifth Third Securities
HSBC Securities
JP Morgan Securities
Merrill Lynch & Co.
Morgan Keegan & Co.
Natcity Investments
SunTrust Robison Humphrey
US Bancorp Investments
Wachovia Securities
Wedbush Morgan Securities
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Limited Term Income Fund

On September 24, 2007, Dreyfus Premier Limited Term Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $18,000 of a corporate bond issued by Goldman Sachs (6.75% 10/01/2037, CUSIP No.: 38141GFDI) (the "Bonds") at a purchase price of $99.453 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc. an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

BNY Capital Markets, Inc.
BNP Paribas
Citigroup Global Markets
Daiwa Securities America
Goldman Sachs
Jackson Securities
JP Morgan Securities
Regions Bank
Santander Investment
Stifel Nicolaus & Co.
Utendahl Capital Partners
Wachovia Securities
Wells Fargo Securities
Williams Capital Group

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Strategic Income Fund

On August 8, 2007, Dreyfus Premier Strategic Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $210,000 of a corporate bond issued by Merrill Lynch & Co. (6.05% 8/15/2012, CUSIP No. 59018YJ36) (the "Bonds") at a purchase price of $99.86 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is the list of syndicate's primary members:

BNY Capital Markets, Inc.
Credit Suisse Securities
HSB Securities
KeyBanc Capital Markets, Inc.
Merrill Lynch
Morgan Keegan & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
Zions Direct

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Strategic Income Fund

On August 21, 2007, Dreyfus Premier Strategic Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $180,000 of a corporate bond issued by Comcast Corp (6.3% 11/15/2017, CUSIP No. 20030NAU5) (the "Bonds") at a purchase price of $99.759 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members.

ABN AMRO
Banc of America Securities LLC
Barclays Capital
Blaylock & Co.
BNP Paribas
BNY Capital Markets, Inc.
Cabrera Capital Markets
Citigroup Global Markets
Daiwa Securities America
Goldman Sachs
Guzman & Co.
JP Morgan Securities
Lehman Brothers
Loop Capital Markets
Merrill Lynch & Co.
Mitsubishi UFJ Securities International
Morgan Stanley
MR Beal & Co.
Muriel Siebert & Co.
Royal Bank of Scotland
Samuel Ramirez & Co.
SunTrust Capital Markets
UBS Securities
Wachovia Capital Markets
Williams Capital Group

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Sub-Item 77O
Rule 10f-3 Transaction

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus Premier Strategic Income Fund

On September 6, 2007, Dreyfus Premier Strategic Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Fund"), purchased $50,000 of a corporate bond issued by Lowes Companies (5.6% 9/15/2012, CUSIP No.: 548661CM7) (the "Bonds") at a purchase price of $99.831 per unit. The Bonds were purchased from an underwriting syndicate of which BNY Capital Markets, Inc., an affiliate of the Fund, was a member. BNY Capital Markets, Inc. received no benefit in connection with the transaction. The following is a list of the syndicate's primary members:

Banc of America Securities LLC
BB&T Capital Markets
BMO Nesbitt Burns
BNP Paribas
BNY Capital Markets, Inc.
Fifth Third Securities
HSBC Securities
JP Morgan Securities
Merrill Lynch & Co.
Morgan Keegan & Co.
Natcity Investments
SunTrust Robison Humphrey
US Bancorp Investments
Wachovia Securities
Wedbush Morgan Securities
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund's Rules 10f-3 Procedures, at the Fund's Board meeting held on October 25, 2007.

Dreyfus
A Mellon Financial Company℠

TO: The Board Members of:
The Dreyfus/Laurel Funds, Inc.:
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Strategic Income Fund
The Dreyfus/Laurel Funds Trust:
Dreyfus Premier International Bond Fund
Dreyfus Premier Managed Income Fund
(each a "Fund")

FROM: James Bitetto
Associate General Counsel

DATE: October 18, 2007

SUBJECT: Review of Compliance with Rule 10f-3 Procedures

****

At the upcoming Board meeting you will be asked to review certain transactions to determine whether such transactions were consistent with the Fund's Rule 10f-3 procedures. The procedures will be available at the meeting.

The attached 10f-3 approval forms, completed by the Fund's portfolio managers, describe the transactions and attest to their compliance with various provisions of Rule 10f-3, including, among other things, that:

1. the securities were either registered under the Securities Act of 1933, government securities, eligible municipal securities, securities sold in eligible Rule 144A offerings, or securities sold in eligible foreign offerings;

2. the securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering;

3. the securities were offered pursuant to a firm commitment underwriting;

4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time; and

5. the securities were purchased from a member of the syndicate other than the affiliated underwriter.

The portfolio managers or a representative from Dreyfus will be available at the meeting to discuss any questions you may have regarding the transactions.

Board Group 5
6/1/07 – 9/30/07

Rule 10f-3 - *Summary*
(Affiliated Underwriters)

Fund	Manager Firm	Are there applicable transactions to report? If Yes, detail attached from Manager	IF YES, Certification attached from Manager that all transactions are in compliance with board-approved procedure	Total Value of Securities Purchased by Fund from Syndicate with an Affiliated Underwriter (% of total net assets)	Primary Portfolio Manager
Money Market Funds					
Dreyfus Money Market Reserves	Dreyfus	No			Patricia A. Larkin
Dreyfus U.S. Treasury Reserves	Dreyfus	No			Patricia A. Larkin
Municipal Money Market Funds					
Dreyfus BASIC CA Municipal MM Fund	Dreyfus	No			Joseph Irace
Dreyfus BASIC MA Municipal MM Fund	Dreyfus/Mellon	No			John F. Flahive
Dreyfus BASIC NY Municipal MM Fund	Dreyfus	No			Joseph Irace
Dreyfus Municipal Reserves	Dreyfus	No			Joseph Irace
Balanced Funds					
Dreyfus Premier Balanced Fund	Dreyfus/ Standish/TBCAM	YES	✓	0.41%	Catherine Powers & John B. Jares
Dreyfus Tax Managed Balanced Fund	Dreyfus/Fayez	No			Joseph Darcy & Fayez S. Sarofim
Fixed Income Funds					
Dreyfus Bond Market Index Fund	Dreyfus/Standish	No			Robert Bayston
Dreyfus High Yield Strategies Fund	Dreyfus/Standish	No			David Bowser & Karen Bater
Dreyfus Premier International Bond Fund	Dreyfus/Standish	YES	✓	0.49%	Thomas Fahey
Dreyfus Premier Limited Term High Yield Fund	Dreyfus/Standish	No			David Bowser & Karen Bater
Dreyfus Premier Limited Term Income Fund	Dreyfus/Standish	YES	✓	0.36%	Christopher M. Pellegrino
Dreyfus Premier Managed Income Fund	Dreyfus/Standish	YES	✓	0.79%	Kent J. Wosepka
Dreyfus Premier Strategic Income Fund	Dreyfus/Standish	YES	✓	1.91%	Kent J. Wosepka
Equity Funds					
Dreyfus BASIC S&P 500 Stock Index Fund	Dreyfus/MEA	No			Thomas J. Durante
Dreyfus Disciplined Stock Fund	Dreyfus/TBCAM	No			Sean P. Fitzgibbon
Dreyfus Premier Core Equity Fund	Fayez	No			Fayez S. Sarofim
Dreyfus Premier Core Value Fund	Dreyfus/TBCAM	No			Brian C. Ferguson
Dreyfus Premier Equity Income Fund	Dreyfus/MEA	No			Jocelin A. Reed
Dreyfus Premier Large Company Stock Fund	Dreyfus/TBCAM	No			Sean P. Fitzgibbon
Dreyfus Premier Midcap Stock Fund	Dreyfus/MEA	No			John R. O'Toole
Dreyfus Premier Small Cap Value Fund	Dreyfus/MEA	No			Adam T. Logan
Dreyfus Premier Tax Managed Growth Fund	Fayez	No			Fayez S. Sarofim

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Balanced**
2. Anticipated Purchase Date: **7/12/2007**
3. Total Net Assets of Account/Fund: **$37,025,369**
4. Type and Description of Security to be Purchased: **Lehman Brothers Hldg 6 7/19/2012** — Corp Bond
5. Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A+/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Lehman Brothers; Calyon Securities USA; ING Financial Markets; Bank of New York Mellon; Scotia Capital; Williams Capital Group**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Capital Markets Inc**
8. Issue Size: **1,500,000,000**
9. CUSIP: **52517P4C2**
10. Amount Purchased by Account/Fund: **50,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **< 0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.13%**
13. Purchase Price of Securities (If at par, so state): **99.898**
14. Commission/Spread Received by Principal Underwriters: **0.50%**
15. Yield (as applicable): **5.931%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.91%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE________; Mellon Private Trust Co. N. A. ____ ____;Other (Describe) Dreyfus Fund Board ____;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) [☒]

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) __________Standish Mellon Asset Management__________

LOB Portfolio Manager Name (Print) [handwritten] Signature [signature] Date 7-19-07

LOB CIO/Designate Name (Print) [handwritten] Signature [signature] Date 7-19-07

Chief Compliance Officer Name (Print) Kelly Mahoney Signature [signature] Date 7/19/07

cc: Robert J. Reichenbach Phone 412-234-6382
Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Balanced (3522)**
2. Anticipated Purchase Date: **8/08/2007**
3. Total Net Assets of Account/Fund: **$36,920,025**
4. Type and Description of Security to be Purchased: **Merrill Lynch & Co 6.05% 8/15/2012**
5. Credit Rating of Security (Rating/Rating Agency): **Aa3/Moody's AA-/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Merrill Lynch**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **2,750,000,000**
9. CUSIP: **59018YJ36**
10. Amount Purchased by Account/Fund: **100,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **<0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.27%**
13. Purchase Price of Securities (if at par, so state): **99.86**
14. Commission/Spread Received by Principal Underwriters: **0.20%**
15. Yield (as applicable): **6.083%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.95%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE________; Mellon Private Trust Co. N. A. _________;Other (Describe) Dreyfus Fund Board ;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) SMAM

LOB Portfolio Manager Name (Print) Chris Pellegrino Signature [signature] Date 8-14-07

LOB CIO/Designate Name (Print) LAURIE CARROLL Signature [signature] Date 8-14-07

Chief Compliance Officer Name (Print) KELLY MAHONEY Signature [signature] Date 8-14-07

cc: **Robert J. Reichenbach Phone 412-234-6382**
Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Balanced Fund**
2. Anticipated Purchase Date: **9/06/2007**
3. Total Net Assets of Account/Fund: **$37,152,130**
4. Type and Description of Security to be Purchased: **Lowes Companies 5.6% 9/15/2012**
5. Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A+/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan; Merrill Lynch; Wachovia Securities; Banc of America Securities; BB&T Capital Markets; BMO Nesbitt Burns; BNP Paribas BNY Capital Markets; Fifth Third Securities; HSBC Securities; Morgan Keegan; Natcity Invt; SunTrust Robinson Humphrey; US Bancorp Investments; Wedbush Morgan Securities; Wells Fargo**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **550,000,000**
9. CUSIP: **548661CM7**
10. Amount Purchased by Account/Fund: **25,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.07%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.01%**
13. Purchase Price of Securities (if at par, so state): **99.831**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **5.639%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.96%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. ________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) SMAM

LOB Portfolio Manager Name (Print) Cathy Powers Signature [signature] Date 9/12/07

LOB CIO/Designate Name (Print) Laurie Carroll Signature [signature] Date 9/12/07

Chief Compliance Officer Name (Print) Kelly Mahoney Signature Kelly Mahoney Date 9/14/07

cc: Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Limited Term Income Fund**
2. Anticipated Purchase Date: 7/12/2007
3. Total Net Assets of Account/Fund: **$32,634,231.97**
4. Type and Description of Security to be Purchased: **Lehman Brothers Hldg 6 7/8 7/17/2037**
5. Credit Rating of Security (Rating/Rating Agency): **A2/Moody's A/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Lehman Brothers; Banco Bilbao Vizcaya Argentaria; Bank of New York Mellon; Citigroup Global Markets; RBC Capital Markets; RBS Greenwich Capital; SunTrust Robinson Humphrey**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Capital Markets Inc**
8. Issue Size: **1,500,000,000**
9. CUSIP: **52490BR44**
10. Amount Purchased by Account/Fund: **95,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.29%**
13. Purchase Price of Securities (If at par, so state): **99.297**
14. Commission/Spread Received by Principal Underwriters **0.20%**
15. Yield (as applicable): **6.931%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.82%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______; MTONE______; Mellon Private Trust Co. N. A. ______; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securites Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**

LOB Portfolio Manager Name (Print) Cathy Powers Signature [signature] Date 7-19-07

LOB CIO/Designate Name (Print) D. S. [illegible] Signature [signature] Date 7-19-07

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 7-19-07

cc: Robert J. Reichenbach Phone 412-234-6382
Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Limited Term Income Fund**
2. Anticipated Purchase Date: **9/06/2007**
3. Total Net Assets of Account/Fund: **$32,741,375**
4. Type and Description of Security to be Purchased: **Lowes Companies 5.6% 9/15/2012**
5. Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A+/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan; Merrill Lynch; Wachovia Securities; Banc of America Securities; BB&T Capital Markets; BMO Nesbitt Burns; BNP Paribas BNY Capital Markets; Fifth Third Securities; HSBC Securities; Morgan Keegan; Natcity Invt; SunTrust Robinson Humphrey; US Bancorp Investments; Wedbush Morgan Securities; Wells Fargo**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **550,000,000**
9. CUSIP: **548661CM7**
10. Amount Purchased by Account/Fund: **20,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.01%**
13. Purchase Price of Securities (if at par, so state): **99.831**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **5.639%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.96%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE_______; Mellon Private Trust Co. N. A. _________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) SMAM

LOB Portfolio Manager Name (Print) Chris Pellegrino Signature [signature] Date 9/21/07

LOB CIO/Designate Name (Print) Laurie Carroll Signature [signature] Date 9/12/07

Chief Compliance Officer Name (Print) Kelly Mahoney Signature Kelly Mahoney Date 9/14/07

cc: Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

Account/Fund Name: **Dreyfus Premier Limited Term Income Fund**

Anticipated Purchase Date: **9/24/2007**

Total Net Assets of Account/Fund: **$32,435,944**

Type and Description of Security to be Purchased: **Goldman Sachs 6.75% 10/01/2037**

Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A+/S&P A+/Fitch**

Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman Sachs; Bank of New York; BNP Paribas; Citigroup Global Markets; Daiwa Securities America; Jackson Securities; JP Morgan; Regions Bank; Santander Investment; Stifel Nicolaus & Co; Utendahl Capital Partners; Wachovia Securities; Wells Fargo; Williams Capital Group**

Name of Affiliated Underwriter in Underwriting Syndicate: **Capital Markets Inc**

Issue Size: **2,500,000,000**

CUSIP: **38141GFD1**

Amount Purchased by Account/Fund: **18,000**

Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**

Amount Purchased as a Percentage of Account/Fund Assets: **0.06%**

Purchase Price of Securities (if at par, so state): **99.453**

Commission/Spread Received by Principal Underwriters: **0.875%**

Yield (as applicable): **6.793%**

Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.66%**

The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________; MTONE_______;
Mellon Private Trust Co. N. A. __________;Other (Describe) Dreyfus Fund Board ______;

Mutual Fund Purchases Only:

- Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
- Was Security Purchased on Offer Date? (Must be Yes): **Yes**
- Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
- Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
- Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
- Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) Chris Pellegrino Signature [signature] Date 10/16/07

LOB CIO/Designate Name (Print) Laurie Carroll Signature [signature] Date 10/1/07

Chief Compliance Officer Name (Print) Kelly Mahoney Signature Kelly Mahoney Date 10/5/07

cc: **Nicholas M. Rotunno Phone 412-234-6382 Fiduciary Risk Management (151-0947)**

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Strategic Income Fund (3527)**
2. Anticipated Purchase Date: **8/08/2007**
3. Total Net Assets of Account/Fund: **$22,688,088**
4. Type and Description of Security to be Purchased: **Merrill Lynch & Co 6.05% 8/15/2012**
5. Credit Rating of Security (Rating/Rating Agency): **Aa3/Moody's AA-/S&P AA-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Merrill Lynch**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **2,750,000,000**
9. CUSIP: **59018YJ36**
10. Amount Purchased by Account/Fund: **210,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.92%**
13. Purchase Price of Securities (if at par, so state): **99.86**
14. Commission/Spread Received by Principal Underwriters: **0.20%**
15. Yield (as applicable): **6.083%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.95%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE_______; Mellon Private Trust Co. N. A. ________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) SMAM

LOB Portfolio Manager Name (Print) Chris Pellegrino Signature [signature] Date 8-11-07

LOB CIO/Designate Name (Print) LAURIE CARROLL Signature [signature] Date 8-14-07

Chief Compliance Officer Name (Print) KELLY MAHONEY Signature [signature] Date 8-14-07

cc: **Robert J. Reichenbach Phone 412-234-6382**
Fiduciary Risk Management (151-0947)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Strategic Income Fund**
2. Anticipated Purchase Date: **8/21/2007**
3. Total Net Assets of Account/Fund: **$22,914,885**
4. Type and Description of Security to be Purchased: **Comcast Corp 6.3% 11/15/2017**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2/Moody's BBB+/S&P BBB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Barclays Capital; Goldman Sachs; Morgan Stanley; ABN AMRO; Banc of America Securities; BNP Paribas; Citigroup Global Markets; Daiwa Securities America; JP Morgan Securities; Lehman Brothers; Merrill Lynch; Mitsubishi UFJ Securities Intl; Royal Bank of Scotland; UBS Securities; Wachovia Capital Markets; BNY Capital Markets; SunTrust Capital Markets; Guzman & Co; Samuel Ramirez & Co; Williams Capital Group; Blaylock & Co; Cabrera Capital Markets; Loop Capital Markets; Muriel Siebert & Co; MR Beal & Co**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **2,000,000,000**
9. CUSIP: **20030NAU5**
10. Amount Purchased by Account/Fund: **180,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.78%**
13. Purchase Price of Securities (if at par, so state): **99.759**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **6.334%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **6.125%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE_______; Mellon Private Trust Co. N. A. _________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) MAM

LOB Portfolio Manager Name (Print) Kent Wosepka Signature [signature] Date 9/11/07

LOB CIO/Designate Name (Print) **Laurie Carroll** Signature [signature] Date 8-29-07

Chief Compliance Officer Name (Print) **Kelly Mahoney** Signature [signature] Date 8-30-07

FRM 101-20
EXHIBIT D

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Premier Strategic Income Fund**
2. Anticipated Purchase Date: **9/06/2007**
3. Total Net Assets of Account/Fund: **$23,347,584**
4. Type and Description of Security to be Purchased: **Lowes Companies 5.6% 9/15/2012**
5. Credit Rating of Security (Rating/Rating Agency): **A1/Moody's A+/S&P A+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan; Merrill Lynch; Wachovia Securities; Banc of America Securities; BB&T Capital Markets; BMO Nesbitt Burns; BNP Paribas BNY Capital Markets; Fifth Third Securities; HSBC Securities; Morgan Keegan; Natcity Invt; SunTrust Robinson Humphrey; US Bancorp Investments; Wedbush Morgan Securities; Wells Fargo**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **Bank of New York/Capital Markets Inc.**
8. Issue Size: **550,000,000**
9. CUSIP: **548661CM7**
10. Amount Purchased by Account/Fund: **50,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.21%**
13. Purchase Price of Securities (if at par, so state): **99.831**
14. Commission/Spread Received by Principal Underwriters: **0.35%**
15. Yield (as applicable): **5.639%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: **5.96%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______; MTONE_______; Mellon Private Trust Co. N. A. _________;Other (Describe) **Dreyfus Fund Board** ;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required.**

LOB Asset Management Unit (Print) SMAM

LOB Portfolio Manager Name (Print) Kent Wosepka Signature [signature] Date 9/12/07

LOB CIO/Designate Name (Print) Laurie Carroll Signature [signature] Date 9/12/07

Chief Compliance Officer Name (Print) Kelly Mahoney Signature Kelly Mahoney Date 9/14/07

cc: Nicholas M. Datuona Phone 412 234 6382 Fiduciary Risk Management (151-0947)

D/LFI-
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Strategic Income Fund
D/LFT-
Dreyfus Premier International Bond Fund
Dreyfus Premier Managed Income Fund

PROPOSED RESOLUTION

RESOLVED, that the transactions engaged in by the Fund, pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended, hereby is determined to have been effected in compliance with the Procedures adopted by the Board with respect to such transactions.